Annual Total Returns- Federated Hermes Institutional Money Market Management (Eagle Shares) [BarChart] - Eagle Shares - Federated Hermes Institutional Money Market Management - EAG	2015	2016	2017	2018	2019	2020
Total	0.01%	0.16%	0.80%	1.78%	2.12%	0.47%